UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2016
MVP REIT II, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	333-205893	47-3945882
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12730 HIGH BLUFF DRIVE, SUITE 110 SAN DIEGO, CA		92130
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (858) 369-7959

N/A
(Former name or former address, if changed since last report)
_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03. Material Modifications to Rights of Security Holders.

As further described in supplement No. 4, dated October 27, 2016 ("Supplement No. 4"), to the prospectus, dated April 6, 2016, relating to the initial public offering of the common stock of MVP REIT II, Inc. (the "Company," "us," "we," or "our"), a copy of which is filed herewith as Exhibit 99.1, the Company plans on offering (the "Offering") up to $50 million in shares (the "Shares") of the Company's Series A Convertible Redeemable Preferred Stock, par value $0.0001 per share (the "Series A Convertible Redeemable Preferred Stock"), together with warrants (the "Warrants") to acquire the Company's common stock (the "common stock"), in a Regulation D 506(c) private placement to accredited investors. In connection with the proposed private placement, on October 27, 2016, the Company filed with the State Department of Assessments and Taxation of Maryland Articles Supplementary (the "Articles Supplementary") to the charter of the Company (the "charter") classifying and designating 50,000 shares of Series A Convertible Redeemable Preferred Stock. The Company anticipates commencing the private placement of the Shares to accredited investors on or about November 1, 2016.

Articles Supplementary – Series A Convertible Redeemable Preferred Stock

The following is a summary of the terms of the Series A Convertible Redeemable Preferred Stock as set forth in the Articles Supplementary.  This summary is qualified in its entirety by reference to the Articles Supplementary, which are filed as Exhibit 3.1 to this Form 8-K and hereby incorporated by reference into this Item 3.03.

Ranking.  The Shares rank senior to our common stock with respect to the payment of dividends and rights upon liquidation, dissolution or winding up. Our board of directors has the authority to issue additional classes or series of preferred stock that could be junior, pari passu, or senior in priority to the Series A Convertible Redeemable Preferred Stock.

Stated Value.  Each Share will have an initial "Stated Value" of $1,000, subject to appropriate adjustment in relation to certain events, such as recapitalizations, stock dividends, stock splits, stock combinations, reclassifications or similar events affecting the Shares, as set forth in the Articles Supplementary.

Listing Event:  Under the Articles Supplementary, a "Listing Event," with respect to our common stock, means either: (i) the listing of our common stock on a national securities exchange or (ii) a merger, sale of all or substantially all of our assets or another transaction, in each case, approved by our board of directors in which our common stockholders will receive common stock that is listed on a national securities exchange, or options or warrants to acquire common stock that is listed on a national securities exchange, in exchange for their existing shares of Company common stock, options and warrants, as applicable.

Dividends.  Subject to the rights of holders of any class or series of Senior Stock (as defined in the Articles Supplementary), holders of the Shares are entitled to receive, when and as authorized by our board of directors and declared by us out of legally available funds, cumulative, cash dividends on each Share at an annual rate of 5.75% of the Stated Value; provided, however, that if a Listing Event has not occurred within 12 months of the final closing of the Offering, such annual dividend rate on each Share will be increased to 7.50% of the Stated Value until the occurrence of a Listing Event, at which time, the annual dividend rate will be reduced back to 5.75% of the Stated Value.

Dividends on each Share will begin accruing on, and will be cumulative from, the date of issuance and shall be payable out of funds legally available for the payment of dividends on a monthly basis payable on the 12th day of the month following the month for which the dividend was declared (or the next business day if the 12th day is not a business day) to the holders of record as they appear in the stock records of the Company at the close of business of the applicable record date 15 days preceding the applicable dividend payment date.

Conversion. Subject to the Company's redemption rights as described below, each Share will be convertible into shares of our common stock, at the election of the holder thereof by delivery of a written notice (each a "Conversion Notice") to the Company containing the information required by the Articles Supplementary, .beginning upon the earlier of (i) 90 days after the occurrence of a Listing Event or (ii) the second anniversary of the final closing of the Offering (whether or not a Listing Event has occurred). Subject to the Company's redemption rights as described below, the conversion of the shares of Series A Convertible Redeemable Preferred Stock subject to a Conversion Notice into shares of the common stock will occur at the end of the 20th trading day after the Company's receipt of such Conversion Notice (the "Conversion Date").  Each Share will convert into a number of shares of our common stock determined by dividing (i) the sum of (A) 100% of the Stated Value, initially $1,000, plus (B) any accrued but unpaid dividends to, but not including, the date of conversion by (ii) the Conversion Price for each share of our common stock, (the "Conversion Price") determined as follows:

•
Provided there has been a Listing Event, if a Conversion Notice with respect to any Share is received on or prior to the day immediately preceding the first anniversary of the issuance of such Share, the Conversion Price for such Share will be equal to 110% of the volume weighted average price per share of the common stock of the Company (or its successor) for the 20 trading days prior to the delivery date of the Conversion Notice.

•
Provided there has been a Listing Event, if a Conversion Notice with respect to any Share is received on or after the first anniversary of the issuance of such Share, the Conversion Price for such Share will be equal to the volume weighted average price per share of the common stock of the Company (or its successor) for the 20 trading days prior to the delivery date of the Conversion Notice.

•
If a Conversion Notice with respect to any Share is received on or after the second anniversary of the final closing of the Offering, and at the time of receipt of such Conversion Notice, a Listing Event has not occurred, the Conversion Price for such Share will be equal to 100% of our NAV per share, if then established, and until we establish a NAV per share, the Conversion Price will be equal to $25.00, or the initial offering price per share of our common stock in our initial public offering.

Notwithstanding anything in the Articles Supplementary designating the Shares to the contrary and except as otherwise required by law, the persons who are the holders of record of Shares at the close of business on a dividend record date will be entitled to receive the dividend payable on the corresponding dividend payment date notwithstanding the conversion of those Shares after such dividend record date and on or prior to such dividend payment date and, in such case, the full amount of such dividend will be paid on such dividend payment date to the persons who were the holders of record at the close of business on such dividend record date.

The conversion of the Shares subject to a Conversion Notice into shares of our common stock will occur at the end of the 20th trading day after the Company's receipt of such Conversion Notice. Holders must state in the Conversion Notice (i) the number of Shares to be converted and (ii) that the Shares are to be converted pursuant to the applicable terms of the Shares.

Notwithstanding the foregoing, upon a holder providing a Conversion Notice, the Company will have the right (but not the obligation) to redeem any or all of the Shares subject to such Conversion Notice at a redemption price, payable in cash, determined as follows:

•
If a Conversion Notice with respect to any Share is received on or prior to the day immediately preceding the first anniversary of the issuance of such Share, the redemption price for such Share will be equal to 90% of the Stated Value of the Shares, plus any accrued but unpaid dividends thereon to, but not including, the redemption date.

•
If a Conversion Notice with respect to any Share is received on or after the first anniversary of the issuance of such Shares, the redemption price for such Share will be equal to 100% of the Stated Value of the Shares, plus any accrued but unpaid dividends thereon to, but not including, the redemption date.

•
If a Conversion Notice with respect to any Share is received after the second anniversary of the final closing of the Offering, and at the time of receipt of such Conversion Notice, a Listing Event has not occurred, the redemption price for such Share will be equal to 100% of the Stated Value of the Shares, plus any accrued but unpaid dividends thereon to, but not including, the redemption date.

The Company in its discretion may elect to redeem any such Shares by delivering a redemption notice to the holder thereof no later than the 10th trading day prior to the close of trading on the Conversion Date. If a redemption notice is not delivered by the Company prior to such time, the Shares subject to the Conversion Notice shall thereafter convert into shares of our common stock, effective as of the close of trading on the Conversion Date. Holders of the Shares will not have any right to convert any such Shares that the Company has elected to redeem. The Company shall pay the redemption price, without interest, to holder of the redeemed Shares promptly following the delivery of a redemption notice, but, in any event, not later than the Conversion Date.

Each redemption notice shall include (i) the redemption date (which may not be after the Conversion Date for redemption made in connection with a Conversion Notice); (ii) the applicable redemption price, including a statement as to whether or not accumulated, accrued and unpaid dividends shall be payable as part of the redemption price, or payable on the next dividend payment date to the record holder at the close of business on the relevant dividend record date; (iii) that the Shares are being redeemed pursuant to the terms of such Shares; and (iv) that dividends on the Shares to be redeemed will cease to accrue on such redemption date.  If less than all the Shares subject to the Conversion Notice are to be redeemed, the notice mailed to such holder also shall specify the number of Shares to be redeemed. No failure to give such notice or any defect therein or in the mailing thereof shall affect the validity of the proceedings for the redemption of any such shares of Series A Convertible Redeemable Preferred Stock except as to the holder to whom notice was defective or not given.
Optional Redemption by the Company.  At any time, from time to time, after the 20th trading day after the date of a Listing Event, the Company (or its successor) will have the right (but not the obligation) to redeem, in whole or in part, the Shares at the redemption price equal to 100% of the Stated Value, initially $1,000 per share, plus any accrued but unpaid dividends if any, to and including the date fixed for redemption. In case of any redemption of less than all of the Shares by the Company, the Shares to be redeemed will be selected either pro rata or in such other manner as the board of directors may determine.  If the Company (or its successor) chooses to redeem any Shares, the Company (or its successor) has the right, in its sole discretion, to pay the redemption price in cash or in equal value of common stock of the Company (or its successor), based on the volume weighted average price per share of the common stock of the Company (or its successor) for the 20 trading days prior to the redemption, in exchange for the Shares.

As disclosed in the section entitled "Conversion," the Company (or its successor) also will have the right (but not the obligation) to redeem all or any portion of the Shares subject to a Conversion Notice for a cash payment to the holder thereof equal to the applicable redemption price, by delivering a redemption notice to the holder of such Shares on or prior to 10th trading day prior to the close of trading on the applicable Conversion Date.

Each redemption notice shall include: (i) the redemption date; (ii) the redemption price payable on the redemption date, including without limitation a statement as to whether or not accumulated, accrued and unpaid dividends shall be payable as part of the redemption price, or payable on the next dividend payment date to the record holder at the close of business on the relevant dividend record date; (iii) whether the redemption price will be paid in cash or common stock; (iv) the relevant section of the Articles Supplementary pursuant to which the Shares are being redeemed; and (v) that dividends on the shares of Series A Convertible Redeemable Preferred Stock to be redeemed will cease to accrue on the redemption date. If less than all the shares of Series A Convertible Redeemable Preferred Stock held by any holder are to be redeemed, the notice mailed to such holder also shall specify the number of shares of Series A Convertible Redeemable Preferred Stock held by such holder to be redeemed.  No failure to give such notice or any defect therein or in the mailing thereof shall affect the validity of the proceedings for the redemption of any such shares of Series A Convertible Redeemable Preferred Stock except as to the holder to whom notice was defective or not given.

Notwithstanding anything in the Articles Supplementary designating the Shares to the contrary and except as otherwise required by law, the persons who are the holders of record of Shares at the close of business on a dividend record date will be entitled to receive the dividend payable on the corresponding dividend payment date notwithstanding the redemption of those Shares after such dividend record date and on or prior to such dividend payment date and, in such case, the full amount of such dividend will be paid on such dividend payment date to the persons who were the holders of record at the close of business on such dividend record date.

Liquidation Preference.  In the event of any voluntary or involuntary liquidation or winding up of the Company, the holders of Shares will be entitled to receive, in preference to the holders of shares of common stock of the Company, the amount per share equal to 100% of the Stated Value, initially $1,000.00 per share, plus any accumulated, accrued and unpaid dividends (whether or not declared), if any, to and including the date of payment. A merger, acquisition or sale of all or substantially all of the assets of the Company or statutory share exchange will not be deemed to be a liquidation for purposes of the liquidation preference.  A Listing Event will not be deemed a liquidation for purposes of the liquidation preference.

No Voting Rights.  Holders of the Shares will not have any voting rights.

Transfer Restriction.  None of the Shares may be sold or otherwise transferred unless the holder thereof delivers evidence, to the satisfaction of the Company, that such sale or other transfer of the Shares is made to an accredited investor solely in compliance with all federal and state securities laws.  Any sale or transfer of the Shares made in violation of any federal or state securities laws shall be void ab initio.
In addition, in order to ensure that we remain qualified as a REIT for U.S. federal income tax purposes, among other purposes, Article VI of the charter provides that unless an exemption is granted prospectively or retroactively by our board of directors, no person (as defined to include entities) may own more than 9.8% in value of the aggregate of our outstanding shares of capital stock or more than 9.8%, in value or in number of shares, whichever is more restrictive, of the aggregate of our outstanding shares of common stock.  The Shares will also be subject to all of the other restrictions on ownership and transfer contained in Article VI of the charter. These provisions may restrict the ability of a holder of Shares to convert such stock into our common stock. Our board of directors may, in its sole discretion, prospectively or retroactively exempt a person from the 9.8% ownership limits under certain circumstances.

Warrants

For every $1,000 in Shares subscribed, a holder will receive detachable Warrants, in substantially the form attached hereto as Exhibit 10.2, to purchase 30 shares of the Company's common stock.  The Warrants may be exercised after the 90th day after the occurrence of a Listing Event, at an exercise price, per share, equal to 110% of the volume weighted average closing price during the 20 trading days ending on the 90th day after the occurrence of such Listing Event; however, in no event shall the exercise price of the Warrants be less than $25 per share.  The Warrants will expire five years from the 90th day after the occurrence of a Listing Event.  In addition, if a Listing Event does not occur on or prior to the fifth anniversary of the final closing date of the Shares offering, then all outstanding Warrants will expire automatically on such anniversary date without being exercisable by the holders thereof.

The Warrants will be exercisable for shares of common stock of the Company's successor, subject to appropriate adjustments, upon the occurrence of a Listing Event involving a merger, sale of all or substantially all of the Company's assets or another transaction, in each case, approved by the Company's board in which the Company's stockholders will receive, as consideration, stock that is listed on a national securities exchange, or options or warrants to acquire stock that is listed on a national securities exchange.

The foregoing summary of the terms of the Warrants is qualified in its entirety by reference to the form of the Warrants, which are filed as Exhibit 4.1 to this Form 8-K and hereby incorporated by reference into this Item 3.03.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
The information about the Articles Supplementary set forth under Item 3.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 5.03.

Item 8.01 Other Events

Prospectus Supplement No. 4

On October 27, 2016, MVP REIT II, Inc., a Maryland corporation (the "Company"), filed Supplement No. 4 to it prospectus, dated April 6, 2016, as supplemented by Supplement No. 1, dated May 19, 2016, Supplement No. 2, dated June 17, 2016, and Supplement No. 3, dated August 16, 2016 (collectively, the "Prospectus").  The Prospectus relates to the public offering by the Company of a maximum of $500 million in common stock, $0.0001 par value per share, for $25.00 per share on a "best efforts" basis, pursuant to a registration statement on Form S-11 filed with the U.S. Securities and Exchange Commission under the Securities Act of 1933, as amended. The offering also covers up to $50 million for the issuance of common stock pursuant to a distribution reinvestment plan.

Supplement No. 4 discloses, among other things: (1) the extension of the Company's initial public offering of common stock until December 31, 2016, subject to any further extension as may be determined  in the discretion of the Company's board of directors; (2) an update to the disclosures regarding the Company's distributions in the Prospectus to disclose that, through June 30, 2016, all of the Company's distributions have been paid from offering proceeds and constitute a return of capital; (3) the proposed offering of the Series A Convertible Redeemable Preferred Stock of the Company in a private placement to accredited investor to be made solely pursuant to a private placement memorandum, as described further in Supplement No. 4; (4) an amendment to the Company's share repurchase program as set forth below; (5) a clarification on the requirements for liability limitation and indemnification for the Company's affiliates under the Company's charter; (6) an update to the suitability requirements for investors in Iowa; and (7) an updated form of subscription agreement.  A copy Supplement No. 4 is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Amendment to Share Repurchase Program
In connection with the proposed offering of Series A Convertible Redeemable Preferred Stock, the Company's board of directors, on October 24, 2016, approved the following amendment to the Company's share repurchase program, or SRP, which amendment shall take effect, automatically, on the 30th day after the date of this Current Report on Form 10-K:

Participation by Preferred Stockholders in the SRP

Any holder of the Company's Series A Convertible Redeemable Preferred Stock, or any future board-authorized series or class of preferred stock that is convertible into common stock of the Company, may elect to participate in the Share Repurchase Program, or the SRP, by converting its preferred stock into common stock of the Company, and submitting such common shares for repurchase. For purposes of determining the time period such preferred stockholder has held such common shares submitted for repurchase, the time period begins as of the date such preferred stockholder acquired the underlying preferred shares that were converted into common shares and submitted for repurchase. Repurchases of such common shares shall otherwise be subject to terms and conditions of the SRP, as set forth in the section entitled "Share Repurchase Program" under Item 5 of our annual report on Form 10-K.

Item 9.01 Financial Statements and Exhibits
 (d) Exhibits.

No.	Exhibit
3.1	Articles Supplementary designating the Series A Convertible Redeemable Preferred Stock of MVP REIT II, Inc.
4.1	Form of Warrants
99.1	Supplement No. 4, dated October 27, 2016, to the Prospectus dated April 6, 2016

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MVP REIT II, INC. (Registrant)

Date: October 28, 2016	By:	/s/ Ed Bentzen
Ed Bentzen
Chief Financial Officer

EXHIBIT INDEX

No.	Exhibit
3.1	Articles Supplementary designating the Series A Convertible Redeemable Preferred Stock of MVP REIT II, Inc.
4.1	Form of Warrants
99.1	Supplement No. 4, dated October 27, 2016, to the Prospectus dated April 6, 2016